Exhibit 99.3

GameStop Corp. · May 3, 2026

GAMESTOP CORP. (NYSE: GME)

Proposal to Acquire eBay Inc.

$55.5 billion proposal at $125.00 per share · 5% economic stake acquired · Schedule 13D and HSR to be filed

From:	GameStop Corp. (NYSE: GME)

To:	Board of Directors, eBay Inc. (NASDAQ: EBAY)

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GameStop Corp. · May 3, 2026

Forward-Looking Statements

Certain statements in this communication may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “estimate,” “expect,” “predict,” “project,” “future,” “potential,” “intend,” “plan,” “assume,” “believe,” “forecast,” “look,” “build,” “focus,” “create,” “work,” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance. Such statements also include, among others, statements with respect to GameStop’s proposed acquisition of eBay, such as statements about whether or not the transaction will occur, expected cost reductions, operational benefits, financing, the timing and structure of the transaction, anticipated benefits of the combination, leadership of the combined company, and similar statements. These forward-looking statements are based on GameStop’s current beliefs, expectations and assumptions and involve significant known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied. Such risks and uncertainties include, but are not limited to: the failure of eBay’s Board of Directors to engage with the proposal; the failure to negotiate or execute a definitive agreement providing for the consummation of a transaction on the terms described or at all; failure to obtain required financing on the expected terms; failure to obtain required regulatory approvals (including under the Hart-Scott-Rodino Antitrust Improvements Act); failure to obtain required shareholder approvals of GameStop and/or eBay; failure to realize anticipated cost reductions, operational benefits, or operating efficiencies; risks related to integration of the businesses; the impact of the announcement of the proposal on GameStop’s and eBay’s respective businesses, customers, suppliers, and employees; the diversion of management attention; competitive responses; market and economic conditions; and other risks described from time to time in GameStop’s filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended January 31, 2026 and subsequent filings. GameStop undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Final terms and conditions of any transaction are subject to negotiation and execution of a definitive agreement providing for the consummation of a transaction.

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GameStop Corp. · May 3, 2026

The Offer

Non-binding, all-in proposal for 100% of eBay Inc. common stock.

Term	Detail

Offer price	$125.00 per share

Consideration mix	50% cash / 50% GameStop common stock

Premium to unaffected	46% to $85.84 unaffected close

Premium to 30-day VWAP	27%

Premium to 90-day VWAP	36%

Pro-ration	Shareholder election rights as to consideration type; pro-rata allocation to extent oversubscribed

Aggregate equity value	$55.5 billion(1)

Financing	~$9.4B cash and liquid investments on balance sheet (1/31/26); $20B HCL from TD Securities, fully committed at signing

Position acquired	5% economic stake. Schedule 13D to be filed. HSR to be filed.

Conditions	Customary closing conditions

(1) Based on 444 million basic shares per eBay’s most recent 10-Q.

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GameStop Corp. · May 3, 2026

Cost Thesis

GameStop will deliver $2.0 billion of annualized cost reductions within twelve months of close.

Cost Buckets — FY2025 g Year 1

Bucket	FY2025	Cut	Target	Year 1

Sales & Marketing	$2.4B	-$1.2B	$1.2B	$1.2B

Product Development	$1.6B	-$0.3B	$1.3B	$0.3B

Corporate Overhead & G&A	$1.2B	-$0.5B	$0.7B	$0.5B

Total	$5.2B	-$2.0B	$3.2B	$2.0B

FY2025 g Pro Forma

Metric	eBay Today	Pro Forma Target	Gap

Total overhead	$5.2B (~47% rev)	$3.2B (~29% rev)	-$2.0B

Operating margin	20.5%	38–40%	+1800 bps

Diluted GAAP EPS	$4.26	$7.79	+$3.53

S&M baseline: $2.4 billion in FY2025 produced 1 million net new active buyers (134M g 135M).  Source: eBay FY2025 10-K, filed February 19, 2026.

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GameStop Corp. · May 3, 2026

Year-One EPS — $4.26 g $7.79

$2.0 billion of annualized cost reductions translate to $3.53 of incremental diluted GAAP EPS in Year One.

$4.26	+	$3.53	=	$7.79

FY2025 Diluted GAAP EPS		Year-One EPS Uplift		Year-One Pro Forma EPS

eBay Inc., as reported		$1.65B after-tax / 468M diluted sh		Pro forma for cost actions

Calculation:  $2.0B pre-tax × (1 – 17.5% tax) = $1.65B after-tax ÷ 468M diluted shares = $3.53 EPS uplift. Tax rate per eBay FY2026 guidance; share count per eBay FY2025 10-K.

GameStop, FY2021 g FY2025

Metric	Before (FY2021)	Now (FY2025)	Δ

SG&A	~$1.71B	~$910M	–47% / –$800M

P&L	–$381M loss	+$418M profit	+$800M turnaround

Capital structure	~$363M total debt	~$4.2B convertibles @ 0%	Restructured

Time elapsed			Less than four years

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GameStop Corp. · May 3, 2026

~1,600 U.S. Stores

A national network for authentication, intake, fulfillment, and live commerce.

Authentication & intake	GameStop staff already inspect and grade hardware and trading cards every day. Sellers walk in, items are verified on the spot, and listings carry a trust badge.

Fulfillment	Stores serve as drop-off and shipping nodes. A national fulfillment network without incremental eBay capital expenditure.

Live commerce	Stores double as broadcasting studios. eBay supplies the inventory and the buyer base; GameStop supplies the physical footprint to compete in the live-commerce category.

Focus categories: Trading Cards · Collectibles · Refurbished Tech.

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GameStop Corp. · May 3, 2026

Important Information for Investors and Stockholders

No Offer or Solicitation

This communication relates to a business combination between GameStop and eBay and that has been proposed by GameStop (the “Proposed Transaction”). This communication is for informational purposes only and is neither an offer to sell or purchase, nor the solicitation of an offer to buy or sell, any securities (or the solicitation of any proxy or vote with respect to any matter), nor shall there be any sale or purchase, issuance or other transfer of securities (or the solicitation of any proxy or other vote) with respect to the Proposed Transaction or otherwise in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the Proposed Transaction. In connection with the Proposed Transaction, GameStop (and, potentially, eBay) may file one or more registration statements, proxy statements, proxy statement/prospectuses or other documents with the Securities and Exchange Commission (“SEC”). This communication is not a substitute for any proxy statement, registration statement, proxy statement/prospectus or other document GameStop and/or eBay may file with the SEC or send to stockholders in connection with the Proposed Transaction.

INVESTORS AND SECURITY HOLDERS OF GAMESTOP AND EBAY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING ANY PROXY STATEMENT(S), REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUSES AND/OR OTHER DOCUMENTS, CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any definitive proxy statement(s) and/or proxy statement/prospectuses or other applicable definitive materials (if and when available) will be mailed to stockholders of GameStop and/or eBay, as applicable. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by GameStop or eBay through the website maintained by the SEC at http://www.sec.gov. Copies of documents filed with the SEC by GameStop will also be made available free of charge on GameStop’s website at https://investor.gamestop.com/.

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GameStop Corp. · May 3, 2026

Important Information for Investors and Stockholders

Certain Information Regarding Participants

GameStop and its directors and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the Proposed Transaction, should the Proposed Transaction and any such solicitation occur. Information about the directors and executive officers of GameStop is set forth in (i) GameStop’s proxy statement for the 2025 Annual Meeting of Stockholders, which was filed with the SEC on April 24, 2025 (the “2025 Proxy Statement”), which is available here, including under the headings “Proposal 1: Election of Directors”, “The Director Nominees”, “Director Nominee Qualifications and Experience”, “Biographies of Director Nominees”, “The Board of Directors”, “Corporate Governance”, “Director Compensation”, “Executive Officers”, “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters”, “Compensation Committee Interlocks and Insider Participation”, “Proposal No. 2 – Advisory Vote on Executive Compensation”, “Compensation Discussion and Analysis”, “Compensation Committee Report on Executive Compensation”, “Executive Compensation Tables”, “CEO Pay Ratio”, “Pay Versus Performance”, “Certain Relationships and Related Transactions”, (ii) under Item 5.02 “Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” in the Current Report on Form 8-K filed by GameStop with the SEC on August 11, 2025 (available here), (iii) under Item 8.01 “Other Events” in the Current Report on Form 8-K filed by GameStop with the SEC on January 7, 2026 (available here) and (iv) under Item 8.01 “Other Events” in the Current Report on Form 8-K filed by GameStop with the SEC on January  8, 2026 (available here). To the extent holdings of such persons in the Company’s securities have changed since the amounts described in the 2025 Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, by Ryan Cohen on January  22, 2026 (available here), by Daniel W. Moore on April 3, 2026, January 6, 2026, December 29, 2025, October 2, 2025, September 3, 2025 and August  12, 2025 (available here, here, here, here, here and here respectively), by Mark H. Robinson on April 15, 2026, April 3, 2026, January 13, 2026, January 6, 2026, December 29, 2025, December 10, 2025 and October  2, 2025, (available here, here, here, here, here, here and here, respectively), by Alain Attal on January 21, 2026 and January  20, 2026 (available here and here, respectively), by Lawrence Cheng on January 26, 2026 (available here), and by James Grube on July 1, 2025 (available here). Additional information can also be found in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2026, filed with the SEC on March  24, 2026, which is available here.

Further information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in a proxy statement for GameStop’s Board of Directors for election at the 2026 Annual Meeting .and in any proxy statement/prospectus and/or other relevant materials to be filed with the SEC in connection with the Proposed Transaction when they become available.

Disclaimer

Any information concerning eBay contained in this filing has been taken from, or based upon, publicly available information. Although GameStop does not have any information that would indicate that any information contained in this filing that has been taken from such documents is inaccurate or incomplete, GameStop does not take any responsibility for the accuracy or completeness of such information. To date, GameStop has not had access to the books and records of eBay.

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